UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-12943 (Commission File Number)	22-2389839 (I.R.S. Employer Identification No.)
4350 Executive Drive, Suite 325
San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 452-2323
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2007, the board of directors of Cypress Bioscience, Inc. (the “Company”) adopted the Third Amended and Restated Bylaws of the Company which amended the Second Amended and Restated Bylaws of the Company by revising Sections 34 and 36 of Article VII of the Second Amended and Restated Bylaws of the Company to expressly permit book-entry shares, pursuant to recently adopted rules of The NASDAQ Stock Market, LLC. A copy of the Third Amended and Restated Bylaws is filed herewith as Exhibit 3.1, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
3.1	Third Amended and Restated Bylaws of the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cypress Bioscience, Inc.
Dated: July 27, 2007	By:	/s/ Jay D. Kranzler
Jay D. Kranzler
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Third Amended and Restated Bylaws of the Company